Exhibit 99.1

DIGITAL ASSET ACQUISITION CORP. TO COMBINE WITH TITAN STRATEGICS, EXPLORATION LICENSE HOLDER OVER RANSTAD, SWEDEN’S LARGEST PREVIOUSLY PRODUCING URANIUM MINE; COMBINED COMPANY TO BE NAMED “RENAISSANCE NUCLEAR, INC.” AND PUBLICLY LISTED

●	Titan holds the exploration licenses over Ranstad, Sweden’s largest previously producing uranium mine, and approximately 207 km² of the surrounding Billingen uranium district, in a NATO and EU member state.

●	Originally built by AB Atomenergi, the state-controlled company behind Sweden’s first nuclear reactor, and later co-managed by LKAB, today one of Europe’s largest mining companies.

●	242 historical holes drilled by the Swedish state, more than 200 inside Titan’s license area. Historical assays averaged approximately 350 ppm U3O8 over about 7 meters, in a flat, layer-cake horizon that in places comes within approximately 9 meters of surface.

●	The EU imports virtually all of its uranium, around one pound in six from Russia. Sweden lifted its uranium ban on January 1, 2026, reopening alum shales that host an estimated one million tonnes of uranium (IAEA/OECD-NEA “Red Book”).

●	Partnering with Digital Asset Acquisition Corp., whose team includes 40-year uranium and nuclear executive Jim Cornell, who recently advised on IQM Quantum Computers Oyj (Nasdaq: IQMX) public listing.

●	Pro-forma combined company enterprise value of $318 million.

●	Received signed commitment of $15 million of common equity in the form of a PIPE (Private Investment in Public Equity) investment from an accredited investor.

PRINCETON, NJ, Oct. 08, 2026 (GLOBE NEWSWIRE) -- Digital Asset Acquisition Corp. (Nasdaq: DAAQ) (“DAAQ”), a special purpose acquisition company, today announced that it has entered into a merger agreement (the “Merger Agreement” and the transactions contemplated by that agreement, the “Business Combination”) with Titan Strategics Holdings Ltd, a Cayman Islands exempted company (“Titan”), and the direct owner of one hundred percent (100%) of the equity interests in Titan Strategics AS, the exploration license holder over the former Ranstad uranium mine and the surrounding Billingen uranium district in Sweden. Upon closing, the combined company (the “Pubco”) is expected to operate under the new name of Renaissance Nuclear, Inc. The proposed Business Combination remains subject to the receipt of all necessary shareholder and regulatory approvals, and other customary closing conditions.

Titan Strategics AS holds the exploration permits for the Billingen Uranium Project in south-central Sweden, a district-scale land package that takes in the former Ranstad mine. Ranstad was the cornerstone of Sweden’s plan for nuclear fuel self-sufficiency and produced uranium from 1965 to 1969, until low prices at the time forced its closure. In the 1970s, LKAB became a co-manager and drew up plans to restart and expand it. Now, with the ban lifted, AI driving power demand and Europe racing to replace Russian nuclear fuel, Titan intends to bring this historic district back to life with modern exploration. The project sits about 5 kilometers from Skövde and 150 kilometers from Gothenburg, Scandinavia’s largest container port, with highway, rail and grid power already in place.

The proposed Business Combination will bring together proven leadership in mine development, nuclear energy and capital markets.

The combined company is expected to be led by Executive Chairman Adam Clode, a mining executive with more than 25 years’ experience taking projects from resource definition to production. Mr. Clode started his career developing a gold asset for Newmont Mining Corporation in Ghana; served as Site Manager at Equinox Minerals’ Lumwana copper project in Zambia (Equinox was later acquired by Barrick for approximately $7.8 billion); and, as Manager of Projects, delivered African Minerals’ $3 billion Tonkolili iron ore development in Sierra Leone through to first ore shipment, supporting the team that secured more than $2 billion in strategic funding. DAAQ Co-Chairmen Pete Ort and Jeff Tuder bring over 30 years of investing, advising and experience with special purpose acquisition companies, or SPACs. Their most recent SPAC, Real Asset Acquisition Corp. (Nasdaq: RAAQ), closed its combination with IQM Quantum Computers Oyj (Nasdaq: IQMX) in July 2026, creating the first European quantum computing company listed on a major U.S. exchange. DAAQ’s advisors add decades of uranium and nuclear operating experience.

Adam Clode, Executive Chairman of the post-closing combined business, commented: “Ranstad is where the Swedish state mined uranium to secure its energy independence. Today, the EU imports virtually every pound of the uranium its reactors need. We hold the licenses over Sweden’s largest formerly producing uranium mine and the district around it, backed by decades of state-funded drilling. Our plan is simple: recover the historical data, confirm it with modern drilling and build toward a maiden resource. DAAQ gives us the capital markets access to move fast.”

Peter Ort, Co-Chairman & Principal Executive Officer of DAAQ, added: “Titan has something genuinely rare: exploration rights over a formerly producing uranium mine inside the EU and NATO, in a country that has just reopened its doors to uranium. With the EU importing almost all of its uranium, we believe assets like Ranstad have strategic value the market has yet to recognize. We believe Titan is well-positioned to deliver meaningful value for shareholders.”

Europe’s Uranium Security Gap

EU reactors run almost entirely on imported uranium. In 2025, EU utilities received about 14,700 tonnes of natural uranium, all from outside the EU, around 16% of it from Russia (Euratom Supply Agency). Brussels’ REPowerEU roadmap aims to phase out remaining Russian energy imports, including nuclear. Demand is rising too: nuclear already supplies about 30% of Sweden’s electricity, the government plans the equivalent of up to ten new large reactors by 2045, and Vattenfall’s Videberg Kraft project has selected Rolls-Royce SMRs for Ringhals. Worldwide, AI and data centers are driving demand for always-on, carbon-free power, while industry analysts point to a structural gap between mine supply and reactor needs.

Billingen: A District-Scale Opportunity

Two exploration licenses, Billingen nr 100 and Billingen nr 200, cover approximately 207 km² (20,713 hectares). They were granted by the Swedish Mining Inspectorate on January 16, 2025, run to January 16, 2028 and can be extended under the Swedish Minerals Act, subject to approval by the Swedish Mining Inspectorate. They take in the Ranstad mine site and the Billingen plateau, where the uranium sits in a flat layer of alum shale that can be traced for kilometers.

According to Titan’s compilation and interpretation of historical Swedish government drilling records, between 1957 and 1975, the Swedish state drilled 242 holes across the Billingen area, more than 200 of them inside Titan’s license area. Assay records for the 11 holes drilled inside the license area in 1974–75 average approximately 350 ppm U3O8 (about 0.035%) over about 7 meters, with the best hole grading 564 ppm U3O8. On the eastern flank, drilling hit the uranium layer as shallow as about 9 meters. These historical results have not yet been verified by a Qualified Person under the Securities and Exchange Commission’s (the “SEC”) rules under Regulation S-K 1300 (“SK-1300”).

The same layer carries vanadium, molybdenum, nickel and zinc, and modern processing tested on comparable Swedish alum shale has shown the potential to recover vanadium alongside uranium. An independent “Qualified Person” (as defined in SK-1300) is preparing an SK-1300 Technical Report Summary.

Proposed Business Combination Overview

The proposed Business Combination implies a pro-forma combined company enterprise value of $318 million, excluding additional earnout shares. The transaction is expected to deliver approximately $65 million in gross transaction proceeds, consisting of cash held in DAAQ’s trust account (assuming no redemptions by DAAQ’s public shareholders) and including a minimum of $15 million of common equity in the form of a PIPE (Private Investment in Public Equity) investment from institutional investors. The combined company expects to use the net proceeds for general corporate purposes, exploration and advancement of the Billingen Uranium Project, and transaction expenses. Under the terms of the Merger Agreement, Titan’s existing equity holders will convert 100% of their equity into 25,000,000 shares of Pubco and are expected to own approximately 70% of Pubco upon consummation of the proposed Business Combination, excluding warrants, shares reserved under equity compensation plans and any DAAQ investors who elect to redeem their shares. The proposed Business Combination is expected to be completed in early 2027, subject to customary closing conditions, including shareholder and regulatory approvals. The combined public company is expected to be named “Renaissance Nuclear, Inc.” and to list its common stock and warrants to purchase common stock on either Nasdaq or the NYSE, subject to satisfaction of initial listing requirements. The proposed Business Combination has been unanimously approved by the board of directors of Titan and the board of directors of DAAQ. Additional information about the proposed Business Combination, including a copy of the Merger Agreement, will be provided in a Current Report on Form 8-K to be filed by DAAQ with the SEC and available at www.sec.gov.

Advisors

Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is serving as the exclusive financial advisor and lead capital markets advisor to DAAQ. Loeb & Loeb LLP and Ashurst Perkins Coie are serving as legal counsel to DAAQ, and Olshan Frome Wolosky LLP is serving as legal counsel to Titan.

About Titan Strategics AS

Titan Strategics AS holds the exploration licenses over Ranstad, Sweden’s largest formerly producing uranium mine, and approximately 207 km² of the surrounding Billingen uranium district. Titan Strategics AS aims to define a modern S-K 1300 Mineral Resource at Billingen and build a European nuclear fuel platform that reduces Europe’s dependence on imported uranium.

About Digital Asset Acquisition Corp.

Digital Asset Acquisition Corp. (Nasdaq: DAAQ) is a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. DAAQ is seeking to pursue an initial business combination target that capitalizes on the expertise and ability of DAAQ’s management team and advisors across a range of industries.

Important Information About the Business Combination and Where to Find It

The proposed Business Combination will be submitted to shareholders of DAAQ for their consideration. DAAQ and Titan intend to jointly file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to DAAQ’s shareholders as of a record date to be established for voting on the Business Combination and other proposals. DAAQ may also file other relevant documents regarding the Business Combination with the SEC. DAAQ’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with DAAQ’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about DAAQ, Titan and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive Proxy Statement/Prospectus, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by DAAQ, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: DAAQ’s principal executive offices at 174 Nassau Street, Suite 2100, Princeton, New Jersey 08542.

Participants in the Solicitation

DAAQ and Titan and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about (i) the directors and executive officers of DAAQ is set forth in the DAAQ Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 3, 2026, and (ii) a description of the interests of the directors and executive officers of DAAQ and Titan, and the Business Combination, will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts or other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of Titan following the proposed Business Combination; (3) changes in the market for Titan’s expansion plans and opportunities; (4) the sources and uses of cash in connection with the proposed Business Combination; (5) the anticipated capitalization and enterprise value of DAAQ following the consummation of the proposed Business Combination; (6) current and future potential commercial and customer relationships; (7) the ability to operate efficiently at scale; (8) anticipated investments in capital resources and research and development, and the effect of these investments; (9) the amount of redemption requests made by DAAQ’s public shareholders; (10) the ability of DAAQ to issue equity or equity-linked securities in the future; (11) the failure to achieve the minimum cash at closing requirements; (12) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the proposed Business Combination; and (13) expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this release, and on the current expectations of DAAQ’s and Titan’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DAAQ and Titan. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DAAQ’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 3, 2026, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that DAAQ and Titan have filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither DAAQ nor Titan presently know or that DAAQ and Titan currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect DAAQ’s and Titan’s expectations, plans or forecasts of future events and views as of the date of this press release. DAAQ and Titan anticipate that subsequent events and developments will cause DAAQ and Titan’s assessments to change. However, while DAAQ and Titan may elect to update these forward-looking statements at some point in the future, DAAQ and Titan specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DAAQ’s and Titan’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Peter Ort
Principal Executive Officer and Co-Chairman
Digital Asset Acquisition Corp.
pete@curaleaassociates.com

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